    As filed with the Securities and Exchange Commission on August 6, 1997

===============================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549



                                   FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported):  AUGUST 5, 1997


                        EQUITY OFFICE PROPERTIES TRUST
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

            MARYLAND                         1-13115            36-4151656
  (STATE OR OTHER JURISDICTION             (COMMISSION       (I.R.S. EMPLOYER
OF INCORPORATION OR ORGANIZATION)          FILE NUMBER)      IDENTIFICATION NO.)

            TWO NORTH RIVERSIDE PLAZA, SUITE 2200
                   CHICAGO, ILLINOIS                                60606
           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)


     Registrant's telephone number, including area code:  (312) 466-3300

                                NOT APPLICABLE
        (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


===============================================================================

ITEM 5.  Other Events

     On August 5 and 6, 1997, Equity Office Properties Trust (the "Company") issued the following press releases:


FOR IMMEDIATE RELEASE:


CHICAGO, ILLINOIS (AUGUST 5, 1997) ATTACHED ARE TWO ANNOUNCEMENTS MADE TODAY BY EQUITY OFFICE PROPERTIES TRUST (NYSE:EOP):



EQUITY OFFICE PROPERTIES TRUST TO ACQUIRE ELEVEN PROPERTIES FOR $144.7 MILLION
                     FROM ACORN DEVELOPMENT CORPORATION


EQUITY OFFICE PROPERTIES TRUST TO ACQUIRE TWO OFFICE BUILDINGS AND GARAGE IN
                        NEW ORLEANS FOR $140 MILLION


PLEASE CONTACT THE ABOVE IF YOU DO NOT RECEIVE BOTH RELEASES.

                                      ###


                         [EQUITY OFFICE LETTERHEAD]


FOR IMMEDIATE RELEASE

     EQUITY OFFICE PROPERTIES TRUST TO ACQUIRE TWO OFFICE BUILDINGS AND GARAGE IN NEW ORLEANS FOR $140 MILLION


CHICAGO, ILLINOIS (August 5, 1997) - Equity Office Properties Trust (NYSE:EOP) today announced that it has entered into a definitive agreement to acquire two office buildings and a parking facility in New Orleans, Louisiana from Columbus American Properties, L.L.C. The purchase price is $140 million, of which $91 million is debt to be assumed by Equity Office and $49 million will be paid in EOP Operating Limited Partnership units at a price of $29 per unit.

     The two buildings are LL&E Tower, a 36-story, 545,000-square-foot office building, and Texaco Center, a 32-story 588,700-square-foot office tower. The proposed acquisition also includes 601 Tchoupitoulas Garage, a 9.5 story parking facility with 766 parking spaces. All three are centrally located in downtown New Orleans. The office buildings are each currently 82% leased. Equity Office anticipates that this portfolio will generate a GAAP NOI yield in excess of 9% in 1998 and a stabilized yield of approximately 10% in 1999.

     "This acquisition of these premier assets will greatly expand Equity Office's presence in New Orleans," said Timothy H. Callahan, president and chief executive officer of Equity Office. "We believe LL&E Tower is the finest building in New Orleans in physical quality as well as the premier office address in the heart of the business district. Texaco Center is ideally located adjacent to the Federal Government complex and is home to the eastern U.S. headquarters of Texaco, Inc., which recently renewed their lease for a 10-year term, sharing our long-term optimism about the New Orleans business climate."

     Equity Office currently owns approximately 1.2 million square feet of office space in Metairie, Louisiana at Lakeway Center One, Two and Three. With the acquisition of LL&E Tower and Texaco Center, Equity Office would own and operate 2.3 million square feet in five buildings in the New Orleans metropolitan area.

     Certain matters discussed within this press release may be deemed to be forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Although Equity Office Properties Trust believes the expectations reflected in such forward looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be attained. Factors that could cause actual results to differ materially from Equity Office's expectations include real estate conditions, information determined in the course of due diligence review, changes in local or national economic conditions and other risks detailed from time to time in the company's SEC reports and filings, including its S-11 Registration Statement as well as quarterly reports on Form 10-Q, reports on Form 8-K and annual reports on Form 10-K. The Company assumes no obligation to update or supplement forward looking statements that become untrue because of subsequent events.

     Because the described transaction is subject to satisfactory completion of due diligence and documentation, there can be no assurance at this time that EOP will ultimately acquire any of these assets.

     Equity Office Properties Trust is the nation's largest publicly-traded office building company. It owns and operates a portfolio of 90 office buildings representing 32.2 million square feet of office space in 20 states and the District of Columbia, and owns 14 stand-alone parking facilities. Upon completion of the Columbus American transaction and another announced transaction that is also anticipated but not yet completed, Equity Office would own and operate 103 buildings in these same states, representing 34.4 million square feet and 15 parking facilities.

                     #                 #                 #




FOR IMMEDIATE RELEASE

          EQUITY OFFICE PROPERTIES TRUST TO ACQUIRE ELEVEN PROPERTIES
             FOR $144.7 MILLION FROM ACORN DEVELOPMENT CORPORATION

      ACQUISITION TO ADD 1.0 MILLION SQUARE FEET IN SUBURBAN  PHILADELPHIA

CHICAGO, ILLINOIS (August 5, 1997) - Equity Office Properties Trust (NYSE:EOP) today announced that its Board of Trustees has approved the acquisition of a portfolio of eleven office properties in suburban Philadelphia, Pennsylvania from affiliates of the Acorn Development Corporation, subject to completion of due diligence and satisfactory documentation. The purchase price is $144.7 million, to be paid in a combination of cash, an aggregate of approximately $20 million of EOP Operating Limited Partnership units at a price of $28.775 per unit, and the assumption of debt.

     The eleven properties total approximately 1.0 million square feet of office space. The majority are located in the three dominant suburban Philadelphia submarkets: King of Prussia, Conshohocken/Radnor and Plymouth Meeting/Blue Bell. "This acquisition will provide Equity Office with an immediate and significant presence in the suburban Philadelphia market and is an excellent complement to our existing downtown Philadelphia presence at 1601 Market," said Timothy H. Callahan, president and chief executive officer of Equity Office Properties Trust. "Suburban Philadelphia is an excellent market, with a vacancy rate of less than 8% and supply constrained due to the limited availability of developable sites in these markets."

     Average occupancy for the properties is 98.7%. The cash portion of the acquisition will be funded through Equity Office's working capital and line of credit. The Company anticipates that this portfolio will generate a GAAP NOI yield in excess of 10% in 1998.

     Equity Office currently owns and operates 1601 Market, a 681,289-square-foot office tower in downtown Philadelphia. "This acquisition would greatly enhance our strategic ability to serve the full range of office customers throughout the Philadelphia area," said Mr. Callahan.

     Certain matters discussed within this press release may be deemed to be forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Although Equity Office Properties Trust believes the expectations reflected in such forward looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be attained. Factors that could cause actual results to differ materially from Equity Office's expectations include real estate conditions, information determined in the course of due diligence review, changes in local or national economic conditions and other risks detailed from time to time in the company's SEC reports and filings, including its S-11 Registration Statement as well as quarterly reports on Form 10-Q, reports on Form 8-K and annual reports on Form 10-K. The Company assumes no obligation to update or supplement forward looking statements that become untrue because of subsequent events.

     Because the described transaction is subject to satisfactory completion of due diligence and documentation, there can be no assurance at this time that EOP will ultimately acquire any of these assets.

     Equity Office Properties Trust is the nation's largest publicly-traded office building company. It owns and operates a portfolio of 90 buildings representing 32.2 million square feet of office space in 20 states and the District of Columbia, and owns 14 stand-alone parking facilities. Upon completion of the Acorn transaction and another announced transaction that is also anticipated but not yet completed, Equity Office would own and operate 103 buildings in these same states, representing 34.4 million square feet and 15 parking facilities.


                       #                   #                  #

Chart of buildings:



NAME:                               LOCATION                            SQ. FT.         OCCUPANCY
--------------------------------------------------------------------------------------------------
Four Falls Corporate Center      Conshohocken,PA                        254,355          99.0%
Oak Hill Plaza                   King of Prussia, PA                    165,575         100.0%
Walnut Hill Plaza                King of Prussia, PA                    149,716          97.0%
One Valley Square                Plymouth Meeting, PA                    70,289         100.0%
Two Valley Square                Plymouth Meeting, PA                    70,530         100.0%
Three Valley Square              Plymouth Meeting, PA                    84,865          97.7%
Four Valley Square               Plymouth Meeting, PA                    49,757         100.0%
Five Valley Square               Plymouth Meeting, PA                    18,511         100.0%
One Devon Square                 Wayne, PA                               77,630         100.0%
Two Devon Square                 Wayne, PA                               63,226          90.0%
Three Devon Square               Wayne, PA                                6,000         100.0%
--------------------------------------------------------------------------------------------------

      Total                                                           1,010,454          98.7%


                       #                   #                  #




NEWS RELEASE


        Equity Office (Media):  Equity Office (Analysts):  Prudential:
        Frances Lewis           Diane Morefield            Rick Matthews
        312.466.4025            312.466.3286               201.802.4874


FOR IMMEDIATE RELEASE

          EQUITY OFFICE PROPERTIES TRUST TO ACQUIRE SIX PROPERTIES
                      FOR $290 MILLION FROM PRUDENTIAL

ACQUISITIONS TO ADD 2.5 MILLION SQUARE FEET IN HOUSTON, DALLAS, AND PHILADELPHIA

      PRUDENTIAL TO ACQUIRE 5.92 MILLION COMMON SHARES OF EQUITY OFFICE

CHICAGO, ILLINOIS (August 6, 1997) - Equity Office Properties Trust (NYSE:EOP) today announced that its Board of Trustees has approved the acquisition of a portfolio of six office properties totaling approximately 2.5 million square feet in Houston and Dallas, Texas and Philadelphia, Pennsylvania from The Prudential Insurance Company of America, subject to completion of due diligence, satisfactory documentation and Prudential approvals. The purchase price is $290 million.

     In a separate transaction, Prudential will purchase $145 million in restricted common shares of Equity Office Properties Trust at $24.50 per share. The stock purchase may include an investment made on behalf of one or more institutional clients, as well as Prudential's own General Account.

     The six properties are Destec Tower, a 25-story, 573,456-square-foot office tower in the Westchase area of Houston; Brookhollow Central I, II, and III, a 795,455-square-foot office complex in suburban Houston; 8080 Central, a 17-story, 283,707-square-foot office building in the North Central Expressway submarket of Dallas; and 1700 Market, a 32-story, 840,908-square-foot office building in the Market Street West area of downtown Philadelphia. Average occupancy for the entire portfolio is 86.5%. Equity Office anticipates that this portfolio will generate a GAAP NOI yield of approximately 9% in 1998. The acquisition will be financed through the Company's unsecured line of credit and working capital.

     "These properties add to our critical mass in Houston, Dallas, and Philadelphia, where we already have a significant presence," said Timothy H. Callahan, president and chief executive officer of Equity Office Properties Trust. "Each furthers our strategic goals of serving our office customer base throughout a key metropolitan area, and immediately creates the opportunity for operating efficiencies in conjunction with our established presence in these markets."

     Mr. Callahan also said, "This acquisition additionally represents the opportunity to acquire a large portfolio with an institutional investor who shares our long-term belief in our company. We welcome the opportunity to partner with Prudential."

     Equity Office currently owns 1.36 million square feet in Houston in the San Felipe Plaza, Intercontinental Center, and Northborough Tower buildings. Upon completion of the proposed transaction, Equity Office will own and operate
2.73 million square feet in seven buildings in the Houston metropolitan area. "We are building critical mass in Houston, a market with good job growth," said Mr. Callahan. "Destec Tower is generally acknowledged as the premier building west of the Galleria. Brookhollow is a high visibility, stable complex strategically located at the confluence of three major highways that enables us to serve a full range of tenant needs in this market."

     Currently, Equity Office's Dallas portfolio includes seven buildings with 1.84 million square feet, including Four Forest, North Central Plaza Three, 9400 NCX , Sterling Plaza, and the Preston Commons complex. "8080 Central is one of the finest buildings in the North Central Expressway submarket and an excellent strategic fit with our existing Dallas properties, in particular 9400 NCX. This acquisition will further enhance our goal of building a significant market presence in the key Dallas office market," said Mr. Callahan. The completion of the acquisition of 8080 Central will increase Equity Office's total square footage in Dallas to 2.13 million in eight buildings.

     Equity Office currently owns 1601 Market, a 681,289-square-foot office tower in downtown Philadelphia. This acquisition would increase Equity's total square footage in the CBD to 1.52 million square feet. "1700 Market, in an A+ location, is highly complementary with 1601 Market and would substantially contribute to our ability to generate operating efficiencies and better serve customers in this market," said Mr. Callahan. Equity Office additionally owns five stand-alone parking facilities in downtown Philadelphia.

     Certain matters discussed within this press release may be deemed to be forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Although Equity Office Properties Trust believes the expectations reflected in such forward looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be attained. Factors that could cause actual results to differ materially from Equity Office's expectations include real estate conditions, information determined in the course of due diligence review, changes in local or national economic conditions and other risks detailed from time to time in the company's SEC reports and filings, including its S-11 Registration Statement as well as quarterly reports on Form10-Q, reports on Form 8-K and annual reports on Form 10-K. The Company assumes no obligation to update or supplement forward looking statements that become untrue because of subsequent events.

     Because the described transaction is subject to satisfactory completion of due diligence and documentation, there can be no assurance at this time that EOP will ultimately acquire any of these assets.

     Equity Office Properties Trust is the nation's largest publicly-traded office building company. It owns and operates a portfolio of 90 buildings representing 32.2 million square feet of office space in 20 states and the District of Columbia, and owns 14 stand-alone parking facilities. Upon completion of the Prudential transaction and two other announced transactions that are also anticipated but not yet completed, Equity Office would own and operate 109 buildings in these same states, representing 36.8 million square feet and 15 parking facilities.

                  #                   #                  #

Property chart:


NAME                       LOCATION         SQ. FT.      FLOORS    OCCUPANCY
-------------------------  -------------------------     -------   ---------
Destec Tower               Houston, TX       573,456     25        95.6%
Brookhollow I, II and III  Houston, TX       795,455     11 - 14   88.9%
8080 Central               Dallas, TX        283,707     17        84.9%
1700 Market                Philadelphia, PA  840,908     32        78.7%
                                           ---------               ---------
       Total                               2,493,526               86.5%


                           #           #          #


        Exhibit
         Number       Exhibit
         -------      -------
          3.1         Articles of Amendment and Restatement of Declaration of
                      Trust of the Registrant.

          3.2         Bylaws of the Registrant


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            EQUITY OFFICE PROPERTIES TRUST


Date: August 6, 1997                        By: /s/ Stanley M. Stevens
                                                ----------------------------
                                                Stanley M. Stevens
                                                Executive Vice President,
                                                Chief Legal Counsel and
                                                Secretary


                                      3